Exhibit 10.25

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of October 31, 2011 by and among RLJ LODGING TRUST, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), RLJ LODGING TRUST, a Maryland real estate investment trust (“Parent Guarantor”), each of the financial institutions initially a signatory hereto together with their successors and assignees under Section 13.6, (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”).

WHEREAS, the Borrower, the Parent Guarantor, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of June 20, 2011 (the “Credit Agreement”) (capitalized terms used herein and not defined herein have the meanings provided in the Credit Agreement); and

WHEREAS, the parties desire to amend the Credit Agreement to permit the Parent Guarantor to purchase stock of the Parent Guarantor on and subject to the terms set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto agree as follows:

1.             Dividend Payout/Distribution.  Section 10.1.(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(h)           Dividend Payout/Distribution.  The Parent Guarantor and its Subsidiaries will not declare or make any distributions or other Restricted Payments except that, so long as no Default or Event of Default would result therefrom, (a) the Borrower may pay cash dividends to the Parent Guarantor and other holders of partnership interests in the Borrower with respect to any period of four (4) fiscal quarters to the extent necessary for the Parent Guarantor to distribute, and the Parent Guarantor may so distribute, cash dividends or distributions to its shareholders in an aggregate amount not to exceed the greatest of (i) 95% of Adjusted Funds From Operations, (ii) the amount required for the Parent Guarantor to maintain its status as a REIT (including the right to distribute 100% of net capital gain) under Sections 856 through 860 of the Internal Revenue Code, and (iii) the amount necessary for the Parent Guarantor to avoid income or excise tax under the Internal Revenue Code, (b) the Borrower or any other Subsidiary of the Parent Guarantor may make purchases of Equity Interests in any Subsidiary or Unconsolidated Affiliate of the Parent Guarantor or of any of its Subsidiaries that are held by any other Person, (c) Subsidiaries (other than Borrower) may make Restricted Payments to any Person owning Equity Interests in such Subsidiary, (d) the Borrower may redeem for cash limited partnership interests in the Borrower and (e) the Parent Guarantor may from time to time purchase shares of its common stock for a purchase price not to exceed $100,000,000.00 in the aggregate for all such purchases, and the Borrower may make cash distributions to Parent Guarantor to the extent necessary to enable Parent Guarantor to make such purchases of its common stock.  If a Default or Event of Default exists, the Borrower may pay cash dividends or distributions to the Parent Guarantor and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the Parent Guarantor to distribute, and the Parent Guarantor may so distribute, cash dividends and distributions to its shareholders in an aggregate amount not to exceed the greater of (x) the minimum amount required for the Parent Guarantor to maintain its status as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code, or (y) the amount necessary to avoid income or excise tax under the Internal Revenue Code; provided that if a Default or Event of Default with respect to Section 11.1.(a), (e) or (f) exists, or if the Obligations have been accelerated, the Parent Guarantor and the Borrower may not make any Restricted Payments.  Subsidiaries (other than the Borrower) may make Restricted Payments to the Borrower and the Guarantors at any time and Subsidiaries that are not Guarantors may make Restricted Payments to any other Subsidiaries.

2.             Representations, Warranties, Etc.  The Borrower and the Parent Guarantor each hereby certifies that: (a) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, are true and accurate in all material respects (unless such representation and warranty includes a materiality standard, in which event it shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects (unless such representation and warranty includes a materiality standard, in which event it shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted by the Loan Documents, (b) no Event of Default or Default exists under any Loan Document as of the date hereof or would exist immediately after giving effect to this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party (other than any required filing with the SEC, which the Borrower agrees to file in a timely manner) is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower and the Parent Guarantor, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein and as may be limited by equitable principles generally.  The Borrower and the Parent Guarantor each confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.  Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders’ or Administrative Agent’s rights and remedies (all of which are hereby reserved).  The Borrower and the Parent Guarantor each expressly ratifies and confirms the waiver of jury trial provisions contained in the Loan Documents.

3.             Ratification.  The Borrower and the Parent Guarantor each hereby reaffirms and confirms its obligations under the Credit Agreement, as amended hereby.

4.             GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW

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YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

5.             Counterparts.  To facilitate execution, this Amendment and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single document.  It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.

6.             Headings.  The headings of this Amendment are provided for convenience of reference only and shall not affect its construction or interpretation.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

RLJ LODGING TRUST, L.P.,
a Delaware limited partnership

By:	RLJ Lodging Trust,
a Maryland real estate investment trust,
its sole general partner

	By:	/s/ Thomas J. Baltimore, Jr.
	Name:	Thomas J. Baltimore, Jr.
	Title:	President and CEO

PARENT GUARANTOR:

RLJ LODGING TRUST,
a Maryland real estate investment trust

	By:	/s/ Thomas J. Baltimore, Jr.
	Name:	Thomas J. Baltimore, Jr.
	Title:	President and CEO

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Signature Page to First Amendment to Credit Agreement
dated as of October 31, 2011 with RLJ Lodging Trust, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Issuing Bank and as a Lender

By:	/s/ Mark Monahan
Name: Mark Monahan
Title: Senior Vice President

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Signature Page to First Amendment to Credit Agreement
dated as of October 31, 2011 with RLJ Lodging Trust, L.P.

BANK OF AMERICA, N.A.

By:	/s/ Lesa J. Butler
Name: Lesa J. Butler
Title: Senior Vice President

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Signature Page to First Amendment to Credit Agreement
dated as of October 31, 2011 with RLJ Lodging Trust, L.P.

PNC BANK, NATIONAL ASSOCIATION.

By:	/s/ Casey Brill
Name: Casey Brill
Title: Vice President

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Signature Page to First Amendment to Credit Agreement
dated as of October 31, 2011 with RLJ Lodging Trust, L.P.

BARCLAYS BANK PLC

By:	/s/ Noam Azachi
Name: Noam Azachi
Title: Assistant Vice President

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Signature Page to First Amendment to Credit Agreement
dated as of October 31, 2011 with RLJ Lodging Trust, L.P.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ George R. Reynolds
Name: George R. Reynolds
Title: Director

By:	/s/ J.T. Johnston Coe
Name: J.T. Johnston Coe
Title: Managing Director

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Signature Page to First Amendment to Credit Agreement
dated as of October 31, 2011 with RLJ Lodging Trust, L.P.

COMPASS BANK,
an Alabama banking corporation

By:	/s/ Kathryn T. Dearmond
Name: Kathryn T. Dearmond
Title: Senior Vice President

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Signature Page to First Amendment to Credit Agreement
dated as of October 27, 2011 with RLJ Lodging Trust, L.P.

GOLDMAN SACHS BANK USA

By:	/s/ Rick Canonico
Name: Rick Canonico
Title: Authorized Signatory

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Signature Page to First Amendment to Credit Agreement
dated as of October 31, 2011 with RLJ Lodging Trust, L.P.

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Meredith H. Houseworth
Name: Meredith H. Houseworth
Title: Vice President

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Signature Page to First Amendment to Credit Agreement
dated as of October 31, 2011 with RLJ Lodging Trust, L.P.

ROYAL BANK OF CANADA

By:	/s/ G. David Cole
Name: G. David Cole
Title: Authorized Signatory

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Signature Page to First Amendment to Credit Agreement
dated as of October 31, 2011 with RLJ Lodging Trust, L.P.

SCOTIABANK INC.

By:	/s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

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Signature Page to First Amendment to Credit Agreement
dated as of October 31, 2011 with RLJ Lodging Trust, L.P.

THE BANK OF NOVA SCOTIA

By:	/s/ George M. Sherman
Name: George M. Sherman
Title: Director

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Signature Page to First Amendment to Credit Agreement
dated as of October 31, 2011 with RLJ Lodging Trust, L.P.

RAYMOND JAMES BANK, FSB

By:	/s/ James M. Armstrong
Name: James M. Armstrong
Title: Vice President